Exhibit 1(g)

                               THE RBB FUND, INC.

                          ARTICLES SUPPLEMENTARY TO THE

                                     CHARTER

               THE RBB FUND, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

               FIRST: The Board of Directors of the Corporation, an open-end investment company registered under the Investment Company Act of 1940, as amended, pursuant to a written consent dated October 16, 1991, adopted resolutions increasing the total number of shares of common stock of the Corporation that the Corporation has the authority to issue to thirty billion (30,000,000,000) shares, par value $.001 per share in accordance with Section 2-105(c) of the Maryland General Corporation Law, and thereby increasing the aggregate par value of all shares of common stock of the Corporation to thirty million dollars ($30,000,000);

                classifying five hundred million (500,000,000) of the previously authorized, unissued and unclassified shares of the common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000), as Class R Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized, unissued and unclassified shares of the common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000), as Class S Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized, unissued and unclassified shares of the common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000), as Class Alpha 1 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized, unissued and unclassified shares of the common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000), as Class Alpha 2 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized, unissued and unclassified shares of the common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000), as Class Alpha 3 Common Stock; and

               classifying five hundred million (500,000,000) of the previously authorized, unissued and unclassified shares of the common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000), as Class Alpha 4 Common Stock;


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               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Beta 1 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Beta 2 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Beta 3 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Beta 4 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Gamma 1 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Gamma 2 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Gamma 3 Common Stock;


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               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Gamma 4 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Delta 1 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Delta 2 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Delta 3 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Delta 4 Common Stock;

               classifying five hundred million .(500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Epsilon 1 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Epsilon 2 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Epsilon 3 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Epsilon 4 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Zeta 1 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Zeta 2 Common Stock;


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               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Zeta 3 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Zeta 4 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) an Eta 1 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Eta 2 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Eta 3 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Eta 4 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Theta 1 Common Stock;



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               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Theta 2 Common Stock;

               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Theta 3 Common Stock; and

               classifying five hundred million (500,000,000) of the previously authorized unissued and unclassified shares of common stock of the Corporation, par value $.001 per share, with an aggregate par value of five hundred thousand dollars ($500,000) as Theta 4 Common Stock;

               SECOND: A description of the shares so classified with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as follows:

               A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions or redemption of each class of common stock of the Corporation is set forth in Article VI, Section (6) of the Corporation's Charter, and has not been changed by the Board of Directors of the Corporation.

              THIRD: The shares aforesaid have been duly classified by the Board of Directors of the Corporation pursuant to authority and power contained in the charter of the Corporation.

              FOURTH: Immediately before the increase in the number of shares of common stock of the Corporation that the Corporation has authority to issue:

              (a) the Corporation had authority to issue Ten Billion (10,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes was ten million dollars ($10,000,000);

              (b) the number of shares of each authorized class of common stock was as follows: Class A - one hundred million (100,000,000), par value $.001 per share; Class B - one hundred million (100,000,000), par value $.001 per share; Class C - one hundred million (100,000,000), par value $.001 per share; Class D one hundred million (100,000,000), par value $.001 per share; Class E - five hundred million (500,000,000), par value $.001 per share; Class F - five hundred million (500,000,000), par value $.001 per share; Class G - five hundred million (500,000,000), par value $.001 per share; Class H - five hundred million (500,000,000), par value $.001 per share; Class I - five hundred million (500,000,000), par value $.001 per share; Class J - five hundred million (500,000,000), par value $.001 per share; Class K - five hundred million (500,000,000), par value $.001 per share; Class L - one billion five hundred million (1,500,000,000), par value $.001 par share; Class M - five hundred million 500,000,000), par value $.001 per share; Class N - five hundred million (500,000,000), par value $.001 per share; Class 0 - five hundred million (500,000,000), par value $.001 per share; Class P - one hundred million (100,000,000), par value $.001 per share; and Class Q - one hundred million (100,000,000), par value $.001 per share, for a total of seven billion one hundred million (7,100,000,000) shares classified into separate classes of common stock.

               After the increase in the number of shares of common stock of the Corporation that the corporation has authority to issue:

              (c) the Corporation now has the authority to issue thirty billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes is now thirty million dollars ($30,000,000); and


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              (d) the number of authorized shares of each class is now as follows: Class A one hundred million (100,000,000), par value $.001 per share; Class B - one hundred million (100,000,000), par value $.001 per share; Class C
- one hundred million (100,000,000), par value $.001 per share; Class D - one hundred million (100,000,000), par value $.001 per share; Class E -five hundred million (500,000,000), par value $.001 per share; Class F - five hundred million (500,000,000), par value $.001 per share; Class G - five hundred million (500,000,000), par value $.001 per share; Class H - five hundred million (500,000,000), par value $.001 per share; Class I - five hundred million (500,000,000), par value $.001 per share; Class J - five hundred million (500,000,000), par value $.001 per share; Class K - five hundred million (500,000,000). par value $.001 per share; Class L - one billion five hundred million (1,500,000,000), par value $.001 par share; Class M five hundred million (500,000,000), par value $.001 per share; Class K - five hundred million (500,000,000), par value $.001 per share; Class 0 - five hundred million (500,000,000), par value $.001 per share; Class P - one hundred million (100,000,000), par value $.001 per share; Class - one hundred million (100,000,000), par value $.001 per share; Class R -five hundred million (500,000,000), par value $.001 per share; Class S five hundred million (500,000,000), par value $.001 per share; Class Alpha 1 - five hundred million (500,000,000), par value $.001 per share; Class Alpha 2 - five hundred million (500,000,000). par value $.001 per share; Class Alpha 3 five hundred million (500,000,000), par value $.001 per share; Class Alpha 4 - five hundred million (500,000,000), par value $.001 per share; class Beta 1 - five hundred million (500,000,000), par value $.001 per share; Class Beta 2 - five hundred million (500,000,000), par value $.001 per share; Class Beta 3 - five hundred million (500,000,000), par value $.001 per share; Class Beta 4 - five hundred million (500,000,000), par value $.00l per share; Class Gamma 1 - five hundred million (500,000,000), par value $.001 per share; Class Gamma 2 five hundred million (500,000,000), par value $.001 per share; Class Gamma 3 - five hundred million (500,000,000), par value $.001 per share; Class Gamma 4 - five hundred million (500,000,000), par value $.001 per share; Class Delta 1 - five hundred million (500,000,000), par value $.001 per share; Class Delta 2 - five hundred million (500,000,000), par value $.001 per share; Class Delta 3 - five hundred million (500,000,000), par value $.001 per share; Class Delta 4 - five hundred million (500,000,000), par value $.001 per share; Class Epsilon 1 - five hundred million (500,000,000), par value $.001 per share; Class Epsilon 2 - five hundred million (500,000,000), par value $.001 per share; Class Epsilon 3 - five hundred million (500,000,000), par value $.001 per share; Class Epsilon 4 - five hundred million (500,000,000), par value $.001 per share; Class Zeta 1 - five hundred million (500,000,000), par value $.001 per share; Class Zeta 2 - five hundred million (500,000,000), par value $.001 per share; Class Zeta 3 - five hundred million (500,000,000), par value $.001 per share; Class Zeta 4 - five hundred million (500,000,000), par value $.001 per share; Class Eta 1 - five hundred million (500,000,000), par value $.001 per share; Class Eta 2 - five hundred million (500,000,000), par value $.001 per share; Class Eta 3 - five hundred million (500,000,000), par value $.001 per share; Class Eta 4 - five hundred million (500,000,000), par value $.001 per Share; Class Theta 1 - five hundred million (500,000,000), par value $.001 per share; Class Theta 2 - five hundred million (500,000,000), par value $.001 per share; Class Theta 3 - five hundred million (500,000,000), par value $.001 per share; and Class Theta 4 - five hundred million (500,000,000), par value $.001 par share; for a total of twenty-four billion one hundred million (24,100,000,000) shares classified into separate classes of common stock.

              IN WITNESS WHEREOF, The RBB Fund, Inc. has caused these presents to be signed and attested in its name and on its behalf by its President and Secretary on November 14, 1991.

 ATTEST:                                   By: THE RBB FUND, INC.

 /s/MORGAN R. JONES                        By:/s/EDWARD J. ROACH
 ------------------                        ---------------------
 Morgan R. Jones                           Edward J. Roach
 Secretary                                 President



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               THE UNDERSIGNED, President of The RBB Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary to the charter, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


 /s/EDWARD J. ROACH
 ------------------
 Edward J. Roach
 President